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                                  FORM 8-K(1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 10, 1998

                            METALLURG HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                                     23-29675771
       (State or Other                               (IRS Employer)
       Jurisdiction of                           (Identification Number)
        Incorporation)

                           800 The Safeguard Building
                              435 Devon Park Drive
                           Wayne, Pennsylvania 19087
               (Address of Principal Executive Offices)(Zip Code)


              Registrant's telephone number, including area code:
                                 (610) 293-0838



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(1) As of the date hereof, the Company is not required by law under the
    Securities Exchange Act of 1934, as amended (the "Exchange Act") to file this form with the Securities and Exchange Commission (the "SEC"). However, pursuant to Section 4.02 of the Indenture, dated as of July 13, 1998, by and between the Company and United States Trust Company of New York, as trustee, the Company is required to file with the SEC such information, documents and other reports as are specified under Section 13 and 15(d) of the Exchange Act. The Company has chosen to fulfill its obligations under such Indenture by filing this Current Report on Form 8-K with the SEC.


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ITEM 5.   CHANGE OF MANAGEMENT OF REGISTRANT'S WHOLLY-OWNED SUBSIDIARY.

     On August 11, 1998, Metallurg, Inc., a wholly-owned subsidiary of Metallurg Holdings, Inc., announced several changes to its management team. See the press release filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     (99)(a)   Press Release of Mettallurg, Inc. dated August 11, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   METALLURG HOLDINGS, INC.


Date: August 12, 1998              By /s/ Diana Wechsler Kerekes
                                     ----------------------------------
                                     Name:  Diana Wechsler Kerekes
                                     Title: Secretary


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